SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2014

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2014, Cigna Corporation (“Cigna” or the “Company”) announced the appointment of Matthew G. Manders, 52, as President, U.S. Commercial Markets and Global Health Care Operations, effective as of the same day.  Mr. Manders most recently served as Cigna's President, Regional and Operations beginning in November 2011; President, U.S. Service, Clinical and Specialty from January 2010 to November 2011; President of Cigna HealthCare, Total Health, Productivity, Network & Middle Market from June 2009 to January 2010; and President, Customer Segments from July 2006 to June 2009.

Mr. Manders will receive an annual base salary of $675,000 and be eligible for an annual cash incentive award for 2014 performance with a target value of $750,000 based on the achievement of pre-established enterprise goals and individual contributions.  Mr. Manders also will be eligible to receive a long-term equity incentive award with an annual target value of $2.1 million beginning in 2015.  On June 4, 2014, he was granted transitional strategic performance shares for the 2012–2014, 2013–2015 and 2014–2016 performance periods with grant date values of approximately $34,000, $92,400 and $150,700, respectively.

The foregoing summary is qualified in its entirety by reference to the full text of Mr. Manders’ offer letter, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing Mr. Manders’ appointment and the appointment of Jason D. Sadler as President, International Markets is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Offer letter for Matthew G. Manders.
99.1	Press release dated June 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: June 4, 2014	By: /s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President
and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Offer letter for Matthew G. Manders.
99.1	Press release dated June 4, 2014.